UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A




Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 420.14a-12



                      JLM Couture, Inc.
     (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                       JLM COUTURE, INC.
                    (a Delaware Corporation)

                 Notice of 2002 Annual Meeting
                   of Shareholders to be held
               at 11:00 A.M. on April [  ], 2002


To the Shareholders of
JLM COUTURE, INC.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on April[ ], 2002 at 11:00 A.M. at the offices of Kalin & Associates, P.C., located at 494 Eighth Avenue, Suite 800, New York, NY, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy
Statement:

     Proposal 1.    To elect one Class I Director to hold office
for three years and until the 2005 annual meeting of the shareholders at which his term expires or until his successor has been duly elected.

     Proposal 2.    To transact such other business as may properly
come before the Meeting.

     The Board of Directors has fixed March 27, 2002, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from April [ ], 2002 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors

                           Joseph E. O'Grady, Secretary
Date:   March [    ], 2002

     Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2000 should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.
                      JLM COUTURE, INC.
                      225 West 37th Street
                       New York, NY 10018


                        Proxy Statement


     The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 2002 Annual Meeting of Shareholders (the "Meeting") to be held on April [ ], 2002 at 11:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY, and any adjournment thereof. The Board of Directors (the Board") has set March 27, 2002 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2001 ("Fiscal 2001")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 2,330,530 shares of Common Stock (the "Common Stock") outstanding at the close of business on March 27, 2002 will be entitled to vote.  Each share of
Common Stock is entitled to one vote.  Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum.  The proxy statement, the attached notice of meeting, the enclosed form of proxy and the
Annual Report are being mailed to shareholders on or about March
144:    [    ], 2002.  The mailing address of the Company's principal executive offices is 225 West 37th Street, New York, NY 10018.


PROPOSAL ONE.  ELECTION OF CLASS I DIRECTOR

     The Company's By-laws require the Company to have five or less directors. The number of directors is set by the Board and is currently three. The Board is divided into three classes of directors. Each class currently consists of one director. Class I, whose term expires at the Meeting, consists of Joseph E. O'Grady; Class II, whose term expires in 2003, consists of Daniel
M. Sullivan; and Class III, whose term expires in 2004, consists of Joseph L. Murphy. At the Meeting, one director will be elected to fill Class I. Mr. O'Grady is the nominee for election at the Meeting. If elected, Mr. O'Grady will serve for a term expiring at the 2005 annual meeting of shareholders.

     The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of Joseph E. O'Grady as a Class I Director unless authority is withheld.

     The following table sets forth certain information as to the person nominated for election as a director of the Company and for those directors whose terms of office will continue after the
Meeting:

                                         Position with               Director
Name                Age       the Company              Since


Joseph L. Murphy     47       Chief Executive          April 1986
                                                and Financial Officer,
                                                Director

Daniel M. Sullivan   77       Chairman of the          September 1986
                                               Board of Directors

Joseph E. O'Grady    80       Secretary and Director  February 1991


    Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

    Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

    Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been the President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, NY. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

    During Fiscal 2001, the Board met informally. It acted five times by unanimous written consent.


OTHER EXECUTIVE OFFICERS


                                         Position with        Position
Name                Age       the Company          Held Since


Mark Murphy         37        Secretary and       May 1993
                                            Vice President-
                                            Operations


    Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2001 all executive officers and directors of the Company complied with all applicable filing requirements.


AUDIT AND COMPENSATION COMMITTEE

    During Fiscal 2001, the Audit and Compensation Committee (the
"Audit Committee") consisting of Messrs. O'Grady and Sullivan met one time.


AUDIT COMMITTEE REPORT

    The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

    The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2001 with management and with the Company's independent auditors, Goldstein Golub Kessler LLP. The Audit Committee has discussed with Goldstein Golub Kessler LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Goldstein Golub Kessler LLP its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2001 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2001 for filing with the Securities and Exchange Commission.

    Submitted by the members of the Audit Committee:


                                            Joseph E. O'Grady
                                            Daniel M. Sullivan



AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

    Audit fees billed to the Company by Goldstein Golub Kessler
LLP during Fiscal 2001 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $50,000. The Company did not engage Goldstein Golub Kessler LLP to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2001. The Company did not engage
Goldstein Golub Kessler LLP during Fiscal 2001 for any other non-audit services.



EXECUTIVE COMPENSATION

    The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's President. None of the Company's other officers had cash compensation in Fiscal 2001 of more than $100,000 per year:


                       SUMMARY COMPENSATION TABLE



Name and             Annual Com-  Other                 Long Term          Other
Principal   Fiscal  pensation        Annual Com-   Compensation   Compen-
Position    Year     Salary ($)         pensation ($)  Options                 sation($)
Joseph L.   2001    325,000        57,640                   -                        9,526
Murphy,       2000    302,083        65,430                   -                        8,616
President   1999    208,667        77,437                   -                        8,654

EMPLOYMENT AGREEMENT

    Mr. Joseph L. Murphy has an employment agreement (the "Agreement") with the Company. His current base salary is $325,000 per year. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. As additional compensation, Mr. Murphy was also granted a five year option to purchase 200,000 shares of Common Stock of the Company (the Common Stock") exercisable at a rate of 50,000 shares immediately and 50,000 shares on each yearly anniversary date thereof at an exercise price of $2.5625 per share, that being the fair market value of a share of Common Stock on the date of grant. On August 14, 2001, the Board of Directors amended the Agreement to extend the term of Mr. Murphy's employment until May 19, 2006 and to award Mr. Murphy 200,000 restricted shares of Common Stock as additional compensation for services rendered and to be rendered pursuant to the Agreement.


STOCK OPTION PLAN

    On August 26, 1996, the Company adopted a stock option plan (the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors (subject to stockholder approval) in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998, at the Company's 1998 Annual Meeting of Shareholders. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.


                     AGGREGATED OPTION EXERCISES IN LAST FISCAL
              YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES


                                                                    Value of
                                                                    Unexercised
                                                                     Number                 In-the-Money
                                                                     Of Unexercised   Options
                                                                     Options                 At FYE
                     Shares                                   At FYE                   Acquired ($)
                     Acquired         Value             Exercisable/         Exercisable/
Name         On Exercise    Realized(1)  Unexercisable     Unexercisable (1)

Joseph L.
Murphy            -                        -                   300,000/0              0/0

Mark
Murphy            -                        -                    35,000/0               0/0

Joseph E.
O'Grady           -                        -         10,000/15,000        0/4,050

Daniel M.
Sullivan          -                         -         20,000/15,000          200/0

______________

     <FN1>
(1) Represents fair market value of Common Stock at October 31,
    2001 of $2.02 as reported by Nasdaq, less the exercise price.

COMPENSATION OF DIRECTORS

    Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2001, Mr. Sullivan received $30,000 and Mr. O'Grady received $51,812 as consultant fees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth as of February 22, 2002, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:


                           Number of           Percent of
Names and Address          Shares Owned (1)    Outstanding Shares


Joseph L. Murphy            1,033,598(2)(3)(6)       39.29%
225 West 37th Street
New York, NY 10123

Daniel M. Sullivan            171,339(2)(6)           7.29%
225 West 37th Street
New York, NY 10123

Harvest Capital                68,740                 2.95%
Corporation
225 West 37th Street
New York, NY 10123

Joseph E. O'Grady              14,666(2)              1.05%

FMR Corp.                     197,100(4)              8.46%
82 Devonshire Street
Boston, MA 02109

Carl Seaman                   281,666(5)              12.08%
12 The Poplars
Roslyn, NY 11576

All Directors and
  officers as a
  group (4 persons)         1,195,863(2)(6)          43.26%

________________

(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

(2) Includes 300,000, 20,000, 10,000 and 65,000 shares for Messrs.
    J. L. Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $2.90 per share.

(3) 118,331 of these shares are pledged to a bank to secure a personal loan.

(4) Based on information furnished to the Company on Schedule
    13G/A dated February 14, 2002.

(5) Based on information furnished to the Company on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr.
    Seaman.

(6) Pursuant to the Securities Exchange Act of 1934, in addition to the ownership of Common Stock set forth above, Mr. Joseph
    L. Murphy, by virtue of his position with (President and a director) and ownership of 21% of the outstanding Common Stock of Harvest Capital Corporation ("Harvest") and Mr. Sullivan, by virtue of his position with Harvest (Secretary and a director), are considered to be the beneficial owners of the shares of Common Stock owned by Harvest. Messrs. Murphy and Sullivan disclaim beneficial ownership of these shares.

    The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company. $360,000 currently remains unpaid. Interest is current through January 22, 2001 and the annual principal payment of $45,000 due on December 22, 2001 remains unpaid.

    On June 5, 2000, pursuant to an employment agreement the Company issued 50,000 unregistered shares of the Common Stock to an employee of the Company. This employment agreement expires on October 31, 2008.

    On October 16, 2000, the Company lent $29,000 to Mr. Joseph L. Murphy for personal reasons. Interest on this loan is payable monthly at a rate of 7% per annum and principal payments are to be made in accordance with the terms of a promissory note between Mr. Murphy and the Company. No payments have been made to date.

    On August 14, 2001, the Company issued 200,000 shares of
Common Stock to Mr. Joseph L. Murphy pursuant to an amendment to the employment agreement between the Company and Mr. Murphy dated as of August 14, 2001.


PROPOSAL 10.  OTHER MATTERS

    The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors has selected Goldstein Golub & Kessler LLP ("GGK"), independent certified public accountants, auditors of the Company's financial statements for FY2001, as the auditors of the financial statements of the Company for its current fiscal year ending October 31, 2002. A representative of GGK has been invited to attend the Meeting, but it is uncertain whether he will attend. If he does, he will be given the opportunity to make a statement and to answer questions any shareholder may have.


SHAREHOLDERS' PROPOSALS

    Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 225 West 37th Street, Fifth Floor, New York, New York 10018 on or before November 25, 2002.

                             By Order of the Board of Directors


                             Joseph E. O'Grady
                             Secretary
Dated: March [    ], 2002

                           APPENDIX A

                        JLM COUTURE, INC.

                     AUDIT COMMITTEE CHARTER


Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of a majority of directors who are independent of the management of JLM Couture, Inc. (the "Corporation") and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

         Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         Review with the independent auditors, the company's internal auditor; and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
         Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year; and the coordination of such plans with the independent auditors.

         Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         Review accounting and financial human resources and succession planning within the company.

         Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.
                              PROXY


    This proxy is Solicited by the Board of Directors of JLM
Couture, Inc.

    Proxy for 2002 Annual Meeting of Shareholders.

    The undersigned hereby appoints Joseph L. Murphy and Daniel M. Sullivan proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of
the Shareholders to be held on April, [   ], 2002 at 11:00 A.M. and
any adjournments thereof as follows:

    THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS
GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.


    (1)  ELECTION OF DIRECTOR:

    Instruction: To vote for the Class I Director nominee, place an X in Box Number 1.

    To withhold authority to vote for Class I Director nominee, place an X in Box Number 2.


     1. ____          Class I Director nominee - Joseph E. O'Grady

     2. ____ Withhold authority to vote for Class I Director nominee Joseph E. O'Grady


       In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournment thereof.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the nominee listed in proposal 1.


DATED:                  , 2002



(Signature)



(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.


       Requests for copies of proxy statements, the Company's Annual Report for Fiscal 2001, or the Company's Annual Report for Fiscal
2001 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.